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                                 EXHIBIT 99(A)
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                                                                   EXHIBIT 99(A)

                             LETTER OF TRANSMITTAL

                     INTER(BULLET)ACT SYSTEMS, INCORPORATED

                        OFFER TO EXCHANGE ITS REGISTERED
                       14% SENIOR DISCOUNT NOTES DUE 2003
                       FOR ANY AND ALL OF ITS OUTSTANDING
                       14% SENIOR DISCOUNT NOTES DUE 2003

             PURSUANT TO THE PROSPECTUS, DATED             , 1996.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                                             ,
1996, UNLESS EXTENDED (THE "EXPIRATION DATE"), TENDERS MAY BE WITHDRAWN PRIOR TO
               5:00 P.M., NEW YORK CITY TIME, ON          , 1996.


              BY MAIL:                  FACSIMILE TRANSMISSION NUMBER:           BY HAND/OVERNIGHT DELIVERY:
        Fleet National Bank                     (860) 986-7908                       Fleet National Bank
            PO Box 5080                   (For Eligible Institutions                Attn: Corporate Trust
  Attn: Corporate Trust Operations                   Only)                   One Talcott Plaza, 5th Floor Window
             CT OP T06B                      Confirm by Telephone:               Hartford, Connecticut 06120
  Hartford, Connecticut 06102-5080             Patricia Williams                          CTM00238
                                                (860) 986-2910

                                             For Information Call:
                                               Patricia Williams
                                                (860) 986-2910


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated             , 1996 (the "Prospectus"), of Inter(Bullet)Act
Systems, Incorporated, a North Carolina corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $142,000,000 of 14%, Senior Discount Notes Due 2003 (the "New Notes") of the Company for an equal principal amount of the Company's outstanding 14% Senior Discount Notes Due 2003 (the "Old Notes").

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The form and terms of the New Notes are generally the same as the form and terms of the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended, and therefore will not bear legends restricting the transfer thereof. The New Notes will accrete at a rate of 14%, compounded semi-annually, to an aggregate principal amount of $142,000,000 by August 1, 2003. Cash interest will not accrue on the New Notes prior to August 1, 1999. Thereafter, interest on the New Notes will accrue at the rate of 14% per annum and will be payable in cash semi-annually on February 1 and August 1 of each year commencing on February 1, 2000. If by neither the Exchange Offer has been consummated nor a shelf registration statement with respect to the Old Notes has been declared effective, interest
will accrue on each Old Note, from and including             at a rate per annum
equal to 0.5% of the Accreted Value of the New Notes (determined daily), representing an additional 1/2% per annum over the interest rate stated on the face of the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other
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documents required by this Letter to the Exchange Agent on or prior to the
Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                      DESCRIPTION OF OLD NOTES                                1                2                3
                                                                                           AGGREGATE
                                                                                           PRINCIPAL        PRINCIPAL
            NAMES AND ADDRESS(ES) OF REGISTERED HOLDER(S)                CERTIFICATE       AMOUNT OF         AMOUNT
                     (PLEASE FILL IN, IF BLANK)                          NUMBER(S)*       OLD NOTE(S)      TENDERED**
                                                                       TOTAL
 * Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution
  Account Number                                     Transaction Code Number

  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
  FOLLOWING:
  Name(s) of Registered Holder(s)
  Window Ticket Number (if any)
  Date of Execution of Notice of Guaranteed Delivery
  Name of Institution which guaranteed delivery

  IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
  Account Number                                     Transaction Code Number

  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
  Name:
  Address:
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
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.
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
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE ISSUED IN THE NAME OF AND SENT TO SOMEONE OTHER THAN THE PERSON(S) WHOSE SIGNATURE(S) APPEAR(S) ON THIS LETTER ABOVE, OR IF OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER WHICH ARE NOT ACCEPTED FOR EXCHANGE ARE TO BE RETURNED BY CREDIT TO AN ACCOUNT MAINTAINED AT THE BOOK-ENTRY TRANSFER FACILITY OTHER THAN THE ACCOUNT INDICATED ABOVE.

 ISSUE NEW NOTES AND/OR OLD NOTES TO:

 NAME(S):......................................................................
                             (PLEASE TYPE OR PRINT)

   ............................................................................
                             (PLEASE TYPE OR PRINT)

 Address:......................................................................

   ............................................................................
                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

         Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

                         (Book-Entry Transfer Facility
                         Account Number, if applicable)
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE PERSON(S) WHOSE SIGNATURE(S) APPEAR(S) ON THIS LETTER ABOVE OR TO SUCH PERSON(S) AT AN ADDRESS OTHER THAN SHOWN IN THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ON THIS LETTER ABOVE.

 MAIL NEW NOTES AND/OR OLD NOTES TO:

 NAME(S):......................................................................
                             (PLEASE TYPE OR PRINT)

   ............................................................................
                             (PLEASE TYPE OR PRINT)

 Address:......................................................................

   ............................................................................
                              (INCLUDING ZIP CODE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 Dated:  ............................................................................................ , 1996
      x  ...............................................................  ........................... , 1996
      x  ...............................................................  ........................... , 1996
                             (Signature(s) of Owner)                                (Date)

         Area Code and Telephone Number:.......................................................................

          If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitting herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

            Name(s):................................................

             .......................................................
                             (PLEASE TYPE OR PRINT)

            Capacity:...............................................

            Address:................................................

             .......................................................
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

            Signature(s) Guaranteed by
            an Eligible Institution:................................
                             (AUTHORIZED SIGNATURE)

             .......................................................
                                    (TITLE)

             .......................................................
                                (NAME AND FIRM)

            Dated:............................................, 1996
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